EATON VANCE GREATER CHINA GROWTH FUND

(the “Fund”)

Supplement to Summary Prospectus dated January 1, 2025
as may be supplemented and/or revised from time to time

The following changes are effective March 31, 2025:

1.	The Fund will change its name to Eaton Vance China Equity Fund, and all references to the Fund will be replaced with “Eaton Vance China Equity Fund”.

2.	The following replaces the first paragraph under “Principal Risks”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in the China region (the “80% Policy”). Equity securities are a type of investment security that represent ownership in a company, and common stock is a type of equity security. The Fund invests primarily in common stocks of companies that, in the opinion of the investment sub-adviser, will benefit from the economic development and growth of the People’s Republic of China. The China region includes Hong Kong and China, and may include securities trading in the form of depositary receipts. A company will be considered to be located in the China region if it is domiciled in the China region or has at least 50% of its assets in, or derives 50% or more of its revenues or profits from, the China region. The Fund may invest 25% or more of its total assets in securities in any one country in the China region. The Fund may invest up to 20% of its net assets outside the China region. The Fund invests in companies with a broad range of market capitalizations, including smaller, less seasoned companies. More than 25% of the Fund’s total assets may be denominated in a single currency. The Fund may invest in private placements. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

February 27, 2025	48581-00 2.27.25